Exhibit 10.68

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (“Amendment”) is entered into by and among Premier Exhibitions, Inc., a Florida corporation (“Assignee”) and George F. Eyde Orlando, LLC, a Michigan limited liability company, and Louis J. Eyde Orlando, LLC, a Michigan limited liability company (collectively, “Landlord”).

WHEREAS, Landlord and Worldwide Licensing & Merchandising, Inc., a Florida corporation (“Assignor”) entered into that certain Lease dated August 22, 2008, as amended by that certain First Amendment to Lease dated January 29, 2010, (as amended, the “Lease”) the term of which commenced on January 1, 2009, regarding that certain space consisting of approximately 19,726 square feet, located at 7316, 7324, and 7324-A International Drive, Orlando, Florida 32819, as more particularly described in the Lease (the “Premises”);

WHEREAS, the parties effected an assignment of the Lease and all rights and obligations pertaining to the Premises from Assignor to Assignee, pursuant to an Assignment and Second Amendment to the Lease, dated October 14, 2011, (together with the Lease, the “Amended Lease”); and

WHEREAS, the parties also desire to further revise the terms of the Amended Lease as set forth herein;

NOW, THEREFORE, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Incorporation of Recitals.  The foregoing recitals are true and correct and shall be incorporated into this Amendment by this reference.

2. Capitalized Terms.  Unless otherwise expressly defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Lease.

3. Lease Term.

(a)
Early Termination.  Assignee shall have a one-time right to terminate the Lease early, effective June 30, 2015, by giving Landlord written notice of such election no later than January 31, 2015, which notice shall be accompanied by the payment of the $200,000.00 otherwise owed on December 1, 2015 pursuant to Section 9(iii) of the Assignment and Second Amendment to the Lease.  The parties acknowledge and agree that Assignee did not and will not exercise its one-time right to terminate the Lease effective June 30, 2014, and that such termination right shall be replaced by the termination right provided herein.

4.  Survival of Lease. It is expressly understood and agreed, that in all other respects the Amended Lease is ratified and reaffirmed and that all of the terms and conditions which have been amended or otherwise modified herein will remain and are in full force and effect in every respect.  This Amendment will bind the heirs, administrators, successors and assigns of the respective parties.

5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same Amendment.  Photostatic, PDF or facsimile copies of this Amendment fully executed shall be deemed an original for all purposes, and the parties hereto waive the “best evidence” rule or any similar law or rule in any proceeding in which this Amendment shall be presented as evidence.

IN WITNESS WHEREOF, Assignee and Landlord have caused this Third Amendment to Lease to be executed as of the dates set forth below.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first below written.

ASSIGNEE: Premier Exhibitions, Inc., a Florida corporation By: /s/ Michael J. Little Michael J. Little Chief Financial Officer and Chief Operating Officer Date: January 24, 2014

LANDLORD:
George F. Eyde Orlando, LLC,

By:  George F. Eyde Family, LLC, a Michigan limited liability company, successor by conversion to George F. Eyde Limited Family Partnership, a Michigan limited partnership,
By: GEORGE F. EYDE MANAGER, LLC, a Michigan limited liability company, its Sole Manager

By:  /s/ George F. Eyde
George F. Eyde, CEO

Date: January 24, 2014

LANDLORD:
Louis J. Eyde Orlando, LLC,

By: LOUIS J. EYDE FAMILY, LLC, a Michigan limited liability company, successor by conversion to Louis J. Eyde Limited Family Partnership
By: LOUIS J. EYDE MANAGER, LLC, a Michigan limited liability company, its Sole Manager

By:  /s/ Louis J. Eyde
Louis J. Eyde, CEO
Date: January 24, 2014